Exhibit 10.27

ONE EQUITY PARTNERS II, L.P.

320 Park Avenue, 18th Floor

New York, New York 10022

November 15, 2006

Collect Holdings, Inc.

Collect Acquisition Corp.

c/o One Equity Partners II, L.P.

320 Park Avenue, 18th Floor

New York, New York 10022

Ladies and Gentlemen:

Reference is made to the Agreement and Plan of Merger, dated as of July 21, 2006, (the “Merger Agreement”) by and among Collect Holdings, Inc., a Delaware corporation (“Parent”), Collect Acquisition Corp., a Pennsylvania corporation (“Acquisition”), and NCO Group, Inc., a Pennsylvania corporation (the “Company”), pursuant to which Acquisition shall merge with and into the Company, the separate corporate existence of Acquisition shall cease, and the Company shall continue as the surviving corporation (the “Merger”).

In consideration of the provision of financial advisory services by One Equity Partners II, L.P. (“OEP”) to Parent and Acquisition in connection with the Merger, including negotiating the Merger Agreement and securing and negotiating the financing for the transactions contemplated thereby, Parent and Acquisition, jointly and severally, hereby agree to pay to OEP, on the date hereof, a one-time fee in the amount of $18,500,000 in cash. Parent and Acquisition further agree to reimburse OEP for its out of pocket expenses incurred in connection with the provision of such services.

This letter shall be treated as confidential and may not be used, circulated, quoted or otherwise referred to in any document, except with our written consent.

If this letter correctly sets forth our understanding, please so indicate by signing in the space below and returning a copy to us.

[Signature Page Follows]

Very truly yours,

ONE EQUITY PARTNERS II, L.P.

By:	OEP GENERAL PARTNER II, L.P.,
its General Partner

	By:	OEP HOLDING CORPORATION,
its General Partner

		By:	/s/ Daniel J. Selmonosky
		Name:	Daniel J. Selmonosky
		Title:	Managing Director

Accepted and agreed this 15th
day of November, 2006

COLLECT HOLDINGS, INC.

By:	/s/ Daniel J. Selmonosky
Name:	Daniel J. Selmonosky
Title:	President and Treasurer

COLLECT ACQUISITION CORP.

By:	/s/ Daniel J. Selmonosky
Name:	Daniel J. Selmonosky
Title:	President and Treasurer

[Signature Page to Fee Letter]